UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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SCHEDULE 14A INFORMATION

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ADTRAN Holdings, Inc.

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Your Vote Counts ADTRAN HOLDINGS, INC. 2024 Annual Meeting Vote by May 7, 2024 11:59 PM ET. For shares held in a Plan, vote by May 6, 2024 11:59 PM ET. ADTRAN HOLDINGS, INC. 901 EXPLORER BOULEVARD HUNTSVILLE, AL 35806 V29921-P04942 You invested in ADTRAN HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 8, 2024. Get informed before you vote View the Notice and Proxy Statement for the 2024 Annual Meeting and the 2023 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 8, 2024 10:30 a.m., Central Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/ADTN2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Thomas R. Stanton	For
1b.	H. Fenwick Huss	For
1c.	Gregory J. McCray	For
1d.	Balan Nair	For
1e.	Brian Protiva	For
1f.	Jacqueline H. Rice	For
1g.	Nikos Theodosopoulos	For
1h.	Kathryn A. Walker	For
2.	Approval of the ADTRAN Holdings, Inc. 2024 Employee Stock Incentive Plan.	For
3.	Approval of the ADTRAN Holdings, Inc. 2024 Directors Stock Plan.	For
4.	Non-binding advisory vote to approve the compensation of the Company's named executive officers.	For
5.	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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